                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2003
                                                         ----------------

                               WMS INDUSTRIES INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                                1-8300                               36-2814522
(State or Other Jurisdiction of           (Commission File Number)        (I.R.S. Employer Identification Number)
        Incorporation)



              800 SOUTH NORTHPOINT BLVD., WAUKEGAN, ILLINOIS 60085
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 785-3000
                                                           --------------





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ITEM 9.     REGULATION FD DISCLOSURE.

In its conference call and webcast, held on January 28, 2003, WMS Industries Inc. Chief Executive Officer, Brian R. Gamache made the following statement in response to a question regarding guidance for the upcoming fiscal quarter:

"...[O]ur best guess at this point is that we will end up in a...neighborhood of close to or break even for the March quarter."

This filing on Form 8-K contains forward-looking statements concerning future business conditions and the outlook for the Company based on currently available information that involves risks and uncertainties as more fully described under "Item 1. Business - Risk Factors" in the Company's Annual Report on Form 10-K. The Company's actual results could differ materially from those anticipated in the forward-looking statements depending on factors, including, but not limited to: the expansion of legalized gaming into new markets; the development, introduction and success of new games and new technologies; the ability to maintain the scheduling of these introductions; the occurrence of software anomalies that affect the Company's games; the ability of the Company to implement its technology improvement plan; and the ability of the Company to qualify for and maintain gaming licenses and approvals. The forward-looking statements made herein are only made as of the date of this press release, and the Company undertakes no obligation to publicly update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WMS INDUSTRIES INC.



January 28, 2003                          By: /s/ BRIAN R. GAMACHE
                                              ---------------------------
                                               Brian R. Gamache